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                             SUBSCRIPTION AGREEMENT
                          ALL AMERICAN FOOD GROUP, INC.

         THE SECURITIES WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS BY VIRTUE OF THE ALL AMERICAN FOOD GROUP, INC.'S INTENDED COMPLIANCE WITH SECTIONS 3(b), 4(2) AND 4(6) OF THE ACT, THE PROVISIONS OF REGULATION D UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER STATE LAW. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The undersigned purchaser (hereafter "the undersigned" or "the purchaser") hereby offers to purchase certain shares (defined herein) of All American Food Group, Inc. (the "Company"), a publicly held corporation formed under the laws of the State of New Jersey. This offer to purchase may, for any reason whatsoever, be revoked by the undersigned or rejected by the Company prior to acceptance of this offer by the Company.

         Section 1.1 Purchase and Sale of Shares. Upon the following terms and conditions, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the number of shares of Class G Preferred Stock of the Company (the "Shares") set forth opposite its name below, having the rights, designations and preferences set forth in Schedule I hereto.

         Section 1.2 Purchase Price. The purchase price for the Shares (the "Purchase Price") shall be $10 per Share.

         Section 1.3       The Closing.

         (a) The closing of the purchase and sale of the Shares (the "Closing"), shall take place at the offices of Lehman & Eilen, 50 Charles Lindbergh Boulevard -- Suite 505, Uniondale, New York 11553, at 5 p.m., local time on the later of the following: (i) the date on which the last to be fulfilled or waived of the conditions set forth in Section 4.1 and 4.2 hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (ii) such other time and place and/or on such other date as the Purchaser and the Company may agree. The date on which the Closing occurs is referred to herein as the "Closing Date."

         (b) On the Closing Date, the Company shall deliver to the Purchaser certificates representing the Shares to Grushko & Mittman, as Escrow Agent, under that certain Funds Escrow Agreement, dated March 25, 1998, by and between the Company and Purchaser, and Grushko & Mittman (the "Escrow Agent") shall deliver to the Company the Purchase Price for all the Shares by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company. The Company shall also deliver to the Escrow Agent, prior to the Closing Date 28,000 shares of Common Stock of the Company for each $10,000 of Shares subscribed for, (the "Escrowed Shares") to be held in escrow. While held in escrow, the Escrowed Shares and any additional shares of Common Stock which may be later delivered by the Company to be held in escrow as set forth below shall not be deemed issued and outstanding for any purpose nor shall any holder of the Shares have any voting or dispositive rights thereto. The certificate representing the Escrowed Shares shall be as described in Section 5.1 of this Agreement. The terms and conditions of escrow shall be set forth in an escrow agreement in the form annexed as an exhibit hereto (the "Escrow Agreement"). The Company shall deliver to the Escrow Agent, from time to time, at the request of the subscriber, within seven (7) business days after notice of the Company of such request, such additional Common Shares in the form described in Section 5.1 of this Agreement, as would be necessary to allow conversion of all the Shares at the then applicable Conversion Price, as defined in the Resolution annexed hereto. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

         (c) Upon conversion of the Shares into common stock, without par value, of the Company (the "Common

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Stock"), the Company agrees to issue to Purchaser three-year warrants, in the form attached hereto, to purchase such number of shares of the Company's Common Stock as shall equal 150% of the Common Stock issued upon such conversion, having an exercise price equal to the price at which the Shares were converted into Common Stock (the "Warrants").

         Section 1.4       Covenant to Register.

         (a) For purposes of this Section, the following definitions shall apply:

                  (i) The terms "register," "registered," and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act"), effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                 (ii) The term "Registrable Securities" means the shares of common stock of the Company issuable upon conversion of the Shares, or upon conversion of any stock issued in payment of dividends on the Shares, and any securities of the Company or securities of any successor corporation issued as or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares.

                (iii) The term "holder" or "holder of Registrable Securities" means the Purchaser and any permitted assignee of registration rights pursuant to Section 1.4(g).

         (b) (i) The Company shall use its best efforts to prepare and file a registration statement on Form S-3 as soon as practicable and cause such registration statement to become effective as soon as possible, but no later than ninety (90) days from the date of this Agreement.

            (ii) The Company may suspend the effectiveness of any registration effected pursuant to this Subsection (b) in the event and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC"). The Company will use its best efforts to cause such suspension to terminate at the earliest possible date.

           (iii) (A) If a registration statement covering all Registrable Securities is not effective by ninety (90) days after the date of this Agreement (the "Target Date"), the Company shall pay the holder as liquidated damages an amount equal to three percent (3%) of the total Purchase Price of the Shares held by such holder for each thirty (30) day period following the Target Date until such time as the registration statement is declared effective. The payment set forth above shall be pro-rated daily as to any period of less than thirty
(30) days. Such payment shall be made to the holder by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the holder and shall be paid irrespective of the amount of Registrable Securities held by holder.

                 (B) If, following effectiveness of a registration, either the effectiveness of the registration statement is suspended or a current prospectus meeting the requirements of Section 10 of the Act is not available for delivery by the holder (either referred to herein as a "suspension"), the Company shall thereupon pay to such holder as liquidated damages an amount equal to three percent (3%) of the Purchase Price of the Shares held by such holder for each thirty (30) day period of the suspension. The payment set forth above shall be pro-rated daily as to periods of less than thirty (30) days. Such payment shall be made to the holder by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the holder, and shall be paid irrespective of the amount of Registrable Securities held by holder on or after the date following the suspension.

                 (C) Whenever required under this Section 1.4 to effect the registration of any Registrable

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Securities, the Company shall, as expeditiously as reasonably possible:

                                    (i)  Prepare and file with the SEC a
registration statement or amendment thereto with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 1.4(b)(i) hereof, and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement; provided, however, that in no event shall the Company be required to keep the Registration statement effective for a period greater than three (3) years from the Closing Date;

                                   (ii)  Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and notify the holders of the filing and effectiveness of such Registration statement and any amendments or supplements;

                                  (iii)  Furnish to each holder of Registrable
Securities such numbers of copies of a current prospectus, including a preliminary prospectus, conforming with the requirements of the Act, copies of the registration statement any amendment or supplement to any thereof and any documents incorporated by reference therein, and such other documents as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities;

                                   (iv)  Use its best efforts to register and
qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of the State of New York and such jurisdictions as shall be reasonably requested by the holder of Registrable Securities;

                                    (v)  Notify each holder of Registrable
Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus;

                                   (vi)  Furnish, at the request of any holder
of Registrable Securities, (A) an opinion of counsel of the Company, dated the effective date of the registration statement, in form and substance reasonably satisfactory to the holder and its counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and (B) a "comfort" letter or letters of the Company's independent public accountants provided at the Company's expense in form and substance reasonably satisfactory to the holder and its counsel;

                                  (vii)  Use its best efforts to list the
Registrable Securities covered by such registration statement with any national market or securities exchange on which such securities are then listed;

                                 (viii)  Make available for inspection by the
holder of Registrable Securities, upon request, all SEC Documents (as defined below) filed subsequent to the Closing and require the Company's officers, directors and employees to supply all information reasonably requested by any holder of Registrable Securities in connection with such registration statement; and

                                (viiii)  Furnish to each holder of Registrable
Securities prompt notice of the commencement of any stop-order proceedings under the Act, together with copies of all relevant documents in connection therewith, and use its best efforts to obtain withdrawal of any such stop order as soon as possible.

                           (d)      Upon request of the Company, each holder of
Registrable Securities will furnish to the Company in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall

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be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities.

                           (e)      (i)     To the fullest extent permitted by
law, the Company shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in the registration statement.

                                    (ii)    In the event of any registration
under the Act of Registrable Securities, each holder of such Registrable Securities hereby severally agrees to indemnity, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, that such holders will be liable in any such case to the extent and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by such holder specifically for use in the preparation thereof, and such Liability may in no event exceed the value of the Registrable Securities so registered on behalf of such holder.

                                    (iii)   Promptly after receipt by any
indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify such party shall not relieve such party from any Liability which it may have to the indemnified party other than under this Section and shall only relieve it from any Liability which it may have to the indemnified party under this Section if and to the extent an indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this Section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both parties and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to them which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

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                           (f)      (i)     With respect to the inclusion of
Registrable Securities in a registration statement, all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company; provided, however, that any security holders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

                                    (ii)    The fees, costs and expenses of
registration to be borne by the Company as provided in this Subsection (f) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, the Company shall make available to the holders of Registrable Securities and their counsel its documents and personnel for due diligence purposes, and will pay the reasonable fees and expenses of counsel designated by a majority in interest of the holders of Registrable Securities included in the registration statement, if such counsel is so designated. Except as otherwise provided herein, fees and disbursements of counsel and accountants for the selling security holders shall be borne by the respective selling security holders.

                           (g)      The rights to cause the Company to register
all or any portion of Registrable Securities pursuant to this Section l.4 may be assigned by Purchaser to a proper transferee or assignee as described herein. The Purchaser shall notify the Company of the name and address of such transferee or assignee, and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if, (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such transfer or assignment (subject to the purchase price of the shares being kept confidential by the Purchaser and such transferee or assignee, (ii) the Company is after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, (B) the Registrable Securities with respect to which such registration rights are being assigned,
(iii) following such transfer or assignment, the further disposition of the Registrable Securities by the transferee or assignee is restricted under the Act and applicable state securities laws, (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein,
(v) such transfer shall have been made in accordance with the applicable requirements of the purchase agreement covering the transaction and (vi) such transferee shall be an "accredited investor", as that term is defined in Rule 501 of Regulation D, promulgated under the Act.

         Section 2.1 Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties to the Company.

                           (a)       Accredited Investor. The Purchaser is an
"accredited investor", as such term is defined in Rule 501(a) of Regulation D, promulgated under the Act.

                           (b)      Speculative Investment.  The Purchaser is
aware that an investment in the Shares is highly speculative and subject to substantial risks. The Purchaser is capable of bearing the high degree of economic risk and the burden of this venture, including, but not limited to, the possibility of complete loss of the Purchaser's investment in the Shares and underlying securities which make liquidation of this investment impossible for the indefinite future.

                           (c)      Disposition. The Purchaser understands that
(i) except as provided for in Section 1.4, the Shares, the Warrants and the underlying common stock of the Company (the "Securities"), have not been and are not being registered under the Securities Act or any applicable state securities laws, and may not be transferred unless (A) subsequently registered thereunder, or (B) sold or transferred pursuant to an exemption from securities registration under the Securities Act and any applicable state securities laws and (ii) any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules of the SEC thereunder.

                           (d)      Privately Offered.  The offer to acquire the
Shares was directly communicated to the Purchaser in such manner that the Purchaser and its advisors were able to ask questions of and receive what Purchaser

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considers satisfactory answers concerning the terms and conditions of this transaction. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising.

                           (e)      Purchase for Investment.  The Securities are
being acquired solely for the Purchaser's own account, for investment, and are not being purchased with view to the resale, distribution, subdivision or fractionalization thereof without a valid registration with applicable governmental authorities.

                           (f)      Reliance on Exemptions.  The Purchaser
understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties and agreements of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

         Section 2.2 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the
Purchaser:

                           (a)      Organization and Qualification.  The Company
is a corporation duly incorporated and existing in good standing under the laws of the State of New Jersey and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlled by such entity taken as a whole.

                           (b)      Authorization; Enforcement. (i) The Company
has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares and the Warrants, in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application) and (v) prior to the Closing Date, any necessary Certificate of Amendment to the Company's Charter authorizing Company to issue all of the Shares, in accordance with Schedule I, will have been filed with the New Jersey Secretary of State and will be in full force and effect, enforceable against the Company in accordance with its terms.

                           (c)      Capitalization.  The authorized capital
stock of the Company consists of 20,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock; there are 1,058,585 shares of Common Stock and 481,245 shares of Preferred Stock issued and outstanding; and, upon issuance of the Shares in accordance with the terms hereof, there will be 1,058,585 shares of Common Stock and a maximum of [481,245 + X] shares of Preferred Stock issued and outstanding.

                           All of the outstanding shares of the Company's Common
Stock have been validly issued and are fully paid and nonassessable. Except as set forth in the Company's recent registration statement on Form SB-2, no shares of Common Stock are entitled to registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the

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Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Charter"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

                           (d)      Issuance of Shares. The issuance of the
Shares and the Warrants have been duly authorized and, when paid for and issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable and entitled to the rights and preferences set forth in
Schedule I hereto, and the Warrants, when issued, will be validly issued. The Common Stock issuable upon conversion of the Shares and exercise of the Warrants will be duly authorized and reserved for issuance and, upon conversion, will be validly issued, fully paid and non-assessable and the holders shall be entitled to all rights and preferences accorded to a holder of Common Stock.

                           (e)      No Conflicts.  The execution, delivery and
performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company's Charter or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or assets of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Purchaser and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any SEC, NASD or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein; and, provided, further, that under the Nasdaq's new corporate governance rules, the Company will seek shareholder approval of the issuance of the Shares, or an exemption therefrom.

                           (f)      SEC Documents, Financial Statements.  The
Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company has filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company, through its agent, has delivered to the Purchaser true and complete copies of the SEC Documents (except for exhibits and incorporated documents). The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

                                    As of their respective dates, the SEC
Documents complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were

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made, not misleading. The financial statements of the Company included in the
SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           (g)      No Material Adverse Change.  Since the date
through which the most recently filed SEC Documents, no Material Adverse Effect has occurred or exists with respect to the Company or any of its subsidiaries.

                           (h)      No Undisclosed Liabilities.  The Company and
its subsidiaries have no material liabilities or obligations not disclosed in the SEC Documents, including, without limitation, any litigation, other than those incurred in the ordinary course of the Company's or any of its subsidiaries' respective businesses since the date of the most recently filed SEC Documents which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries.

                           (i)      No Undisclosed Events or Circumstances.  No
event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, prospects, operations or financial condition which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

                           (j)      No General Solicitation. Neither the
Company, nor any of its affiliates, or, to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Shares or Warrants.

                           (k)      No Integrated Offering.  Neither the
Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of NASDAQ SmallCap, as applicable, nor will the Company or any of its subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering that will be integrated with the issuance of the Securities solely for purposes of Rule 4460(i) of the NASDAQ Stock Market, Inc.'s Marketplace Rules.

                           (l)      S-3 Eligibility. The Company currently
meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3:

                           (m)      Common Stock Listing.  The Company's common
stock is quoted on, and is listed for trading n the NASDAQ SmallCap Market. The Company has received no notice, either oral or written, other than those heretofore provided to Purchaser or its counsel, with respect to the continued eligibility of the common stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

         Section 3.1 Securities Compliance. The Company shall notify the SEC and NASD, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and Warrants, and the common stock of the Company issuable upon conversion thereof, to the Purchaser, and promptly provide Purchaser with copies thereof.

         Section 3.2 Registration and Listing. Until at least two (2) years after all Shares have been converted into Common Stock, the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement and will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein. Until at least two (2) years after all Shares have been converted into Common Stock, the Company will take all action within its power to continue the listing or trading of its Common Stock on the NASDAQ Small Cap Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ. The covenants set forth in this Section 3.2 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if the entity surviving or succeeding to the Company is bound by this Agreement with respect to its securities issued in exchange for or in replacement of the Shares or Common Stock. The Company and Purchaser agree that until the Company either obtains shareholder approval of the issuance of the Shares, or an exemption from Nasdaq's new corporate governance rules as they may apply to the Shares, the Purchaser may not and will not convert the Shares into more than 19.9% of the shares of Company's Common Stock outstanding on the date hereof.

         Section 3.3 Listing. The Company shall promptly secure the listing of the common stock issuable upon conversion of the Shares and exercise of the Warrants upon each national securities exchange or automated quotation system, if any, upon which shares of common stock are then listed (subject to official notice of issuance) and shall maintain so long as any other shares of common stock shall be so listed, such listing o all common stock from time to time issuable upon conversion of the Shares or exercise of the Warrants. The Company will obtain and maintain the listing and trading of its common stock on NASDAQ SmallCap, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the common stock for listing on such exchanges or quotation systems, or any other exchange or quotation system on which the common stock is then listed.

         Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation hereunder of the Company to issue and/or sell the Shares to the Purchaser is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions may be waived by the Company at any time in its sole discretion.

                           (a)      Accuracy of the Purchaser's Representations
and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

                           (b)      Performance by the Purchaser. The Purchaser
shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing.

                           (c)      No Injunction.  No statute, rule,
regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           (d)      Legal action. No legal action, suit or
proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

                           (e)      Execution. The Purchaser shall have
executed this Agreement and the related Funds Escrow Agreement and Shares Escrow Agreements, and delivered such agreements to the Company.

         Section 4.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation hereunder of the Purchaser to acquire and pay for the Shares is subject to the satisfaction, at or before the

Closing, of each of the conditions set forth below. These conditions may be waived by the Purchaser at any time in its sole discretion.

                           (a)      Accuracy of the Company's Representations
and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

                           (b)      Performance by the Company.  The Company
shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

                           (c)      NASDAQ.  From the date hereof to the Closing
Date, trading in the Company's Common Stock shall not have been suspended by the SEC or the NASDAQ Small Cap Market (except for any suspension of trading of limited duration agreed to between the Company and the NASDAQ Small Cap Market solely to permit dissemination of material information regarding the Company), and trading in securities generally as reported by NASDAQ shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by NASDAQ.

                           (d)      No Injunction.  No statute, rule,
regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           (e)      Execution. The Company shall have executed
this Agreement and the related Funds Escrow Agreement and Shares Escrow Agreements, and delivered such agreements to the Purchaser.

                           (f)      Opinion of Counsel, Etc.   The Purchaser
shall have received before or at the Closing an opinion of counsel to the Company , in form and substance reasonably satisfactory to the Purchaser and its counsel, and such other certificates and documents as the Purchaser or its counsel shall reasonably require incident to the Closing.

         Section 5.1 Legend on Stock. Each certificate representing the Shares and, if necessary, Common Stock issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS

                           The Company agrees to reissue certificates
representing the Shares or, if applicable, the Common Stock issued upon conversion thereof without the legend set forth above at such time as (a) the holder thereof is permitted to dispose of such Shares (or securities issued upon conversion thereof) pursuant to Rule 144(k) under the Act, (b) the securities are sold to a purchaser or purchasers who (in the opinion of counsel to such purchasers, in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such securities publicly without registration under the Act, or (c) such securities are registered under the Act.

         Section 6.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchaser.

         Section 6.2 Other Termination. This Agreement may be terminated by action of the Board of Directors or other governing body of the Purchaser or the Company at any time if the Closing shall not have been consummated by the fifth (5th) business day following the date of this Agreement, provided that the party seeking to terminate the

Agreement is not in breach of the Agreement.

         Section 6.3 Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the seventh (7th) business day following the date of this Agreement, provided, however, that any such termination shall not terminate the liability of any party which is then in breach of the Agreement.

         Section 7.1       Fees and Expenses. Except as otherwise set forth in
Section 1.4 hereof with respect to the registration of Registrable Securities, the Company shall pay the fees, commissions and expenses of its advisers, brokers, finders, counsel, accountants and other experts, if any, and all other expenses associated therewith.

         Section 7.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York. The parties hereto hereby waive trial by jury and consent to exclusive jurisdiction and venue in the State of New York.

         Section 7.3 Entire Agreement: Amendment. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         Section 7.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective
(a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  to the Company:    All American Food Group, Inc.
                                     104 New Era
                                     South Plainfield, New Jersey 07080
                                     Attn:  Andrew Thorburn, President and CEO
                                     FAX (908)757-8857

                  to the Purchaser:  At the address set forth at the foot of this Agreement or as specified in writing by Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

         Section 7.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 7.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 7.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

         Section 7.8 Survival. The representations and warranties of the Company and the Purchaser contained in herein and the agreements and covenants set forth in Sections 1.1 through 1.4
3.1 and 3.2, and 7.1 through 7.15 shall survive the Closing.

         Section 7.9 NASDAQ. The term "NASDAQ" or "NASDAQ Small Cap Market" herein refers to the principal market on which the Common Stock of the Company is traded. If the Common Stock is listed on a securities exchange, or if another market becomes the principal market on which the Common Stock is traded or through which price quotations for the Common Stock are reported, the term "NASDAQ" or "NASDAQ Small Cap Market" shall be deemed to refer to such exchange or other principal market.

         Section 7.10 Acceptance Execution and delivery of this Agreement shall constitute an offer to purchase the Shares, which offer, unless previously revoked by the Undersigned, may be accepted or rejected by the Company, in its sole discretion for any cause or for no cause and without liability to the Undersigned. The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof.

         Section 7.11 Binding Agreement Upon acceptance of this Agreement by the Company, the Undersigned agrees that he may not cancel, terminate or revoke any agreement of the Undersigned made hereunder, and that this Agreement shall survive the death or disability of the Undersigned and shall be binding upon heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the Undersigned.

         Section 7.12 Incorporation by Reference All information set forth on the signature page is incorporated as integral terms of this Agreement.

         Section 7.13 Counterparts. This Agreement may be signed in multiple counterparts, which counterparts shall constitute one and the same original instrument.

         Section 7.14 Severability. If any portion of this Agreement shall be held illegal, unenforceable, void or voidable by any court, each of the remaining terms hereof shall nevertheless remain in full force and effect as a separate contract. Nothing contained herein shall be deemed to establish or require payment of a rate of interest or other charges in excess of the maximum permitted applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         Section 7.15 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY.
                           THE SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF, the Undersigned Purchaser has executed this Agreement on the date set forth below.

For the purchase price of $100 per Share, the Purchaser tenders herewith the full purchase price of:

$____________________       for   ____________ Shares


The exact name(s) (Including correct, legible spelling) and the information under which title to the Shares and Warrants will be taken is as follows (Please print or type):

Address of Purchaser

_____________________________________________________


Social Security or IRS Employer Identification Number(s):

_______________________


Signature of Purchaser: __________________________

By:_______________________________________________  Dated: _____________________


Print Name: ________________________________________________


and Title (if applicable): _________________________________


Accepted by:

ALL AMERICAN FOOD GROUP, INC., a New Jersey corporation

By: ________________________________________________________

Name: ______________________________________________________

Title: _____________________________________________________

                                   SCHEDULE I

                          ALL AMERICAN FOOD GROUP, INC.

                       RESOLUTION ESTABLISHING RIGHTS AND
               PREFERENCES FOR CLASS G CONVERTIBLE PREFERRED STOCK

         RESOLVED, that there shall be a series of shares of the Corporation designated "Class G Convertible Preferred Stock"; that the number of shares of such series shall be 10,000 and that the rights and preferences of such series (the "Class G Preferred") and the limitations or restrictions thereon, shall be as set forth herein;

         The following shall be adopted and incorporated by reference into the foregoing resolutions as if fully set forth therein:

         1.       Dividends.

                  (a) The holders of the Class G Preferred shall be entitled to receive out of any assets legally available therefor cumulative dividends at the rate of $12 per share per annum, accrued daily and payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year in preference and priority to any payment of any dividend on the Common Stock or any other series of the Corporation's Preferred Stock. Such dividends shall accrue on any given share from the day of original issuance of such share and shall accrue from day to day whether or not earned or declared. If at any time dividends on the outstanding Class G Preferred at the rate set forth above shall not have been paid or declared and set apart for payment with respect to all preceding periods, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the Common Stock or any other series of the Preferred Stock of the Corporation.

                  (b) Any dividend payable on a dividend payment date may be paid, at the option of the Corporation, either (i) in cash or (ii) in shares of Common Stock, if the Common Stock issuable upon conversion of such shares has been registered for resale under the Securities Act of 1933, as amended (the "Act"), and the registration statement including a current prospectus with respect thereto remains in effect at the date of delivery of such shares or an exemption from such registration is available under the Act.

                  (c) Nothing contained herein shall be deemed to establish or require payment of a rate of interest or other charges in excess of the maximum permitted applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         2.       Liquidation Preference; Redemption.

                  (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Class G Preferred shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of the Common Stock, the amount of $10 per share plus any and all accrued but unpaid dividends (the "Liquidation Preference").

                  (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation (other than a sale or transfer to a wholly owned subsidiary of the Corporation), shall, at the option of the holders of the Class G Preferred, be deemed a liquidation, dissolution or winding up within the meaning of this Section 2 if the shares of stock of the Corporation outstanding immediately prior to such transaction represent immediately after such transaction less than a majority of the voting power of the surviving corporation (or of the acquirer of the Corporation's assets in the case of a sale of assets). Such option may be exercised by the vote or written consent of holders of a majority of the Class G Preferred at any time within thirty (30) days after written notice (which shall be given promptly) of the essential terms of such transaction shall have been given to the holders of the Class G Preferred in the manner provided by law for the giving of notice of meetings of shareholders.

                  (c) The Corporation, at its option, may cause all outstanding shares of the Class G Preferred to be redeemed at any time beginning two (2) years after the Closing Date, provided the Corporation has given notice of its intention to redeem to the holders of the Class G Preferred at least twenty (20) days prior to the redemption date. On the redemption date, the Corporation shall pay such holders by cashier's check or wire transfer in immediately available funds the amount of $13.50 per share, plus all accrued but unpaid dividends and any amounts due under Section 1 hereof. Promptly thereafter, the holders shall surrender the certificate or certificates representing the Class G Preferred, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation.

         3. Class G Preferred - Optional Conversion. The holders of the Class G Preferred shall have optional conversion rights as follows:

                  (a) Right to Convert. Shares of Class G Preferred shall be convertible, at the option of the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (x) the Liquidation Preference of the Class G Preferred determined pursuant to Section 2 hereof on the date the notice of conversion is given, by (y) the Conversion Price determined as hereinafter provided in effect on the applicable conversion date.

                  (b) Mechanics of Conversion. To convert shares of Class G Preferred into shares of Common Stock under Section 3(a), the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects (with the right to revoke) to convert the shares and shall state therein date of the conversion, the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter, the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation; provided, that the holder shall not be required to deliver the certificates representing such shares if the holder is waiting to receive all or part of such certificates from the Corporation. The Corporation shall immediately issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares which have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. The Corporation shall cause such issuance to be effected within five (5) business days and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within five (5) business days after the receipt of such notice. The notice of conversion may be given by a holder at any time during the day up to 5:00 p.m. South Plainfield, New Jersey time and such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on such date.

                  (c) Conversion Required. The Corporation acknowledges and understands that a delay in the issuance of the Common Stock pursuant to the provisions hereof could result in economic loss to the holders of the Class G Preferred. As compensation to the holder for such loss, the Company agrees to pay as liquidated damages to the holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days from the date of receipt by the Company and the transfer agent of a Notice of Conversion of all necessary documentation duly executed and in proper form required for conversion, including the original Class G Preferred to be converted, all in accordance with the Class G Preferred, Subscription Agreement and the requirements of the transfer agent):

                                                          Liquidated Damages per

         No. Business Days Late       $100,000 of Class G Preferred
         ----------------------       -----------------------------

                  1                            $  500
                  2                            $1,000
                  3                            $1,500
                  4                            $2,000
                  5                            $2,500
                  6                            $3,000
                  7                            $3,500
                  8                            $4,000
                  9                            $4,500
                  10                           $5,000
                  10                           $5,000 + $1,000 each
                                               Business Day Late beyond 10 days

                           The Company shall pay the holder any liquidated
damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the holder or (ii) each monthly anniversary of the receipt of the Company of such holder's Notice of Conversion.

                           The Company shall at all times reserve and have
available all Common Stock necessary to meet conversion of the Class G Preferred by all holder of the entire amount of Class G Preferred then outstanding. If, at any time holder submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Class G Preferred (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Class G Preferred requested to be converted but not converted (the "Unconverted Class G Preferred"), upon holder's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing holders of outstanding Class G Preferred, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the holder shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Notice of Conversion.

                           The Company agrees to pay to all holder of
outstanding Class G Preferred, as liquidated damages, payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Class G Preferred held by each holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Class G Preferred. The Company shall send notice ("Authorization Notice") to each holder of outstanding Class G Preferred that additional shares of Common Stock have been authorized, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the holder's option, payable as follows: (i) in the event holder elects to take such payment in cash, cash payments shall be made to such holder of outstanding Class G Preferred by the fifth day of the following calendar month, or (ii) in the event holder elects to take such payment in stock, the holder may convert such payment amount into Common Stock at the conversion rate set forth in Section 4(a) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the maturity date. Nothing herein shall limit the holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the holder in accordance to the terms of the Class G Preferred.

                  (d) Determination of Conversion Price.

                           (i)  The "Conversion Price" shall be equal to the
lower of: (a) sixty -five percent (65%) of the average of the closing bid prices of the Common Stock as reported by NASDAQ during the five (5) consecutive trading days preceding the conversion date (but not including such date) or (b) seventy-five percent (75%) of the average of the closing bid prices of the Common Stock for the five (5) consecutive trading days prior to the Closing Date.

                           (ii) The "closing bid price" of the Common Stock on a
trading day shall be the closing bid price of the Common Stock on NASDAQ or any other principal securities price quotation system or market on which prices of the Common Stock are reported. The term "trading day" means a day on which trading is reported on the principal quotation system or market on which prices of the Common Stock are reported.

                           (iii) If, during the period of consecutive trading
days provided for above, the Corporation shall declare or pay any dividend on the Common Stock payable in Common Stock or in rights to acquire Common Stock, or shall effect a stock split or reverse stock split, or a combination, consolidation or reclassification of the Common Stock, the Conversion Price shall be proportionately decreased or increased, as appropriate, to give effect to such event.

                  (e) Distributions. If the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of its subsidiaries other than additional shares of Common Stock, then in each such event provision shall be made so that the holders of Class G Preferred shall receive, upon the conversion thereof, the securities of the Corporation which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

                  (f) Certificates as to Adjustments. Upon the occurrence of any adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause the independent public accountants regularly employed to audit the financial statements of the Corporation to verify such computation and prepare and furnish to each holder of Class G Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Class G Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property which at the time would be received upon the conversion of Class G Preferred with respect to each share of Common Stock received upon such conversion.

                  (g) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Class G Preferred at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

                  (h) Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Class G Preferred pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

                  (i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class G Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class G Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class G Preferred, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain any requisite shareholder approval.

                  (j) Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of Class G Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Class G Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation or an authorized Committee thereof).

                  (k) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  to the Company:    All American Food Group, Inc.
                                     104 New Era
                                     South Plainfield, New Jersey 07080
                                     Attn:  Andrew Thorburn, President and CEO
                                     FAX (908)757-8857

                  to the Holder:     At the address set forth on the books and
                                     recoirds of the Company or as specified in writing by Holder.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

                  (l) Reorganization or Merger. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person (other than a sale or transfer to a wholly-owned subsidiary of the Corporation), and the holders of Class G Preferred do not elect to treat such transaction as a liquidation, dissolution or winding up as provided in Section 2 hereof, then, as part of such reorganization, consolidation, merger or sale, provision shall be made so that each share of Class G Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Class G Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Class G Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of Class G Preferred.

         4. Re-issuance of Certificates. In the event of a conversion (or, if applicable, redemption) of Class G Preferred in which less than all of the shares of Class G Preferred of a particular certificate are converted or redeemed, as the case may be, the Corporation shall promptly cause to be issued and delivered to the holder of such certificate, a certificate representing the remaining shares of Class G Preferred which have not been so converted or redeemed.

         5. Other Provisions. For all purposes of this Resolution, the term "date of issuance" and the terms

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

"Closing" or "Closing Date" shall mean the day on which Shares are first issued by the Corporation. Any provision herein which conflicts with or violates any applicable usury law shall be deemed modified to the extent necessary to avoid such conflict or violation. The term "NASDAQ" herein refers to the principal market on which the Common Stock of the Corporation is traded. If the Common Stock is listed on a securities exchange, or if another market becomes the principal market on which the Common Stock is traded or through which price quotations for the Common Stock are reported, the term "NASDAQ" shall be deemed to refer to such exchange or other principal market. The term "conversion date" shall mean the date on which the notice of conversion is received by the Corporation.

         6. Voting Rights. The Class G Preferred shall have the right to vote on all matters with the holders of the Common Stock (and not as a separate class) on an "as converted" basis, based on the number of shares of Common Stock into which the Class G Preferred are convertible on the record date of any such action.

         7. Attorneys' Fees. Any holder of Class G Preferred shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the Corporation hereunder.

         8. No Adverse Actions. The Corporation shall not in any manner, whether by amendment of the Certificate of Incorporation (including, without limitation, any Certificate of Designation), merger, reorganization, recapitalization, consolidation, sales of assets, sale of stock, tender offer, dissolution or otherwise, take any action, or permit any action to be taken, solely or primarily for the purpose of increasing the value of any class of stock of the Corporation if the effect of such action is to reduce the value or security of the Class G Preferred.

         9. Anti-Dilution Previsions.

                  (a) The Conversion Rate shall also be subject to adjustment from time to time as follows:

                           (i)  In case of any merger of the Corporation with or
into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of common stock) then as part of such merger lawful provision shall be made so that holders of Class G Preferred Stock shall thereafter have the right to convert each share of Class G Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a holder of the number of shares of common stock into which such shares of Class G Preferred Stock might have been converted immediately prior to such consolidation or merger. Such provision shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for elsewhere in these resolutions. The foregoing provisions of this paragraph shall similarly apply to successive mergers.

                           (ii) In case of any sale or conveyance to another
person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of common stock, then unless the right to convert such shares shall have terminated, lawful provision shall be made so that the holders of Class G Preferred Stock shall thereafter have the right to convert each share of the Class G Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of common stock immediately prior to such conveyance."

                  (b) Subject to the provisions of this section, if the Corporation at any time shall issue any shares of common stock prior to the conversion for the entire Liquidation Preference Amount of the Class G Preferred Stock (otherwise than as: (i) provided in Paragraphs (i) and (ii) of this Section 9(b); or (ii) pursuant to options, warrants, or other obligations to issue shares, outstanding on the date hereof as described in public filings made by the Corporation prior to the date hereof with the Securities and Exchange Commission ("SEC") including all shares reserved for issuance pursuant to the Corporation's existing option and stock plans (i) and (ii) above, are hereinafter referred to as the "Existing

Option Obligations" for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of common stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Corporation upon such issue of additional shares of common stock; and
(ii) the sum so obtained shall be divided by the number of shares of common stock outstanding immediately after such issue. Except for the Existing Option Obligations and options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Corporation, for purposes of this adjustment, the issuance of any security of the Corporation carrying the right to convert such security into shares of common stock or of any warrant, right or option to purchase common stock shall result in an adjustment to the Conversion Price upon the issuance of shares of common stock upon exercise of such conversion or purchase rights."

         10. Events of Default. The occurrence of any of the following events of default ("Event of Default") shall cause the dividend rate of 12% described in Paragraph 1 hereof to become 16% from and after the occurrence of such event, and at the option of the Holder, the Class G Preferred Stock shall be redeemed by the Corporation at $13.50 per share and accrued but unpaid dividends and any amounts due under Section 1 hereof to be paid within ten (10) days of the occurrence of the Event of Default. Additionally, the Holder may rescind any unfilled Notice of Conversion:

                  (a) The Corporation fails to pay any dividend payment required to be paid pursuant to the terms of Paragraph 1 hereof and such failure continues for a period of ten (10) days.

                  (b) The Corporation breaches any covenant or other term or condition of the Subscription Agreement entered into between the Corporation and Holder relating to Class G Preferred Stock (the "Subscription Agreement") or in this Resolution Establishing Rights, and such breach continues for a period of seven (7) days after written notice to the Corporation from the Holder.

                  (c) Any representation or warranty of the Corporation made in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant thereto shall be false or misleading.

                  (d) The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  (e) Any money judgment, writ or similar process shall be entered or filed against the Corporation or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  (f) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation.

                  (g) The delisting of the common stock from the NASDAQ SmallCap Market or such other principal exchange on which the common stock is listed for trading.

                  (h) A concession by the Company of a default under any one or more obligations in an aggregate monetary amount in excess of $50,000.

                  (i) An SEC stop trade order or NASDAQ trading suspension, if either applies for a period of ten (10) days or longer.

                  (j) The Corporation's failure to timely deliver common stock to the holder pursuant to Paragraph 3 hereof or failure of the Company to timely abide by the covenant to register set forth in Section 1.4 of the Subscription Agreement.

         11. Additional Restrictions. For as long as any shares of the Class G Preferred Stock are outstanding, the Corporation will not issue any preferred stock that is senior to the Class G Preferred Stock, and will not amend the terms of the Class G Preferred Stock without the consent of the holders of the Class G Preferred Stock.